Significant changes in the current reporting period	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Explanation of significant changes in net investment in finance lease [text block]
3.	Significant changes in the current reporting period

The financial position and performance of the Group was impacted by the following events and transactions during the six months ended 30 June 2023:

On 25 January 2023, the Company issued an additional $10.0 million in Tranche B Convertible Bonds. Holders of the Tranche B Convertible Bonds may elect, at their sole discretion, to convert all or part of the principal amount and accrued interest into Alvotech ordinary shares at a conversion price of $10.00 per share on 31 December 2023, or 30 June 2024. The conversion feature was accounted for as an embedded derivative, that is bifurcated and classified as equity. See Note 16 for further information.

On 10 February 2023, the Company completed a private placement equity offering of $137.0 million, at current ISK exchange rates, of its ordinary shares, par value $0.01 per share, at a purchase price of $11.57 per share. The shares were delivered from previously issued ordinary shares held by Alvotech’s subsidiary, Alvotech Manco ehf. As a result of proceeds raised from the private placement offering, the Company extinguished the derivative financial liability related to the Senior Bond Warrants resulting in the potential issuance of penny warrants representing 1.0% of the fully diluted ordinary share capital (the “1.0% Senior Bond Warrants”). This was accounted for as an extinguishment of a derivative financial liability in the consolidated statement of profit or loss and other comprehensive income or loss. See Notes 15 and 16 for further information.

On 17 February 2023, the first tranche of OACB Earn Out Shares vested resulting in the issuance of 625,000 ordinary shares. The issuance of ordinary shares for the first tranche was accounted for as an extinguishment of a derivative financial liability. The difference between the fair value of the equity issued and the carrying value of the derivative financial liabilities was recognized in the consolidated statement of profit or loss and other comprehensive income or loss. See Note 22 for further information.

On 27 February 2023, the Group and Teva signed an amendment to the license and development agreement. As part of that amendment, the Group agreed to provide future financial consideration to Teva to assist with the cost of launching and marketing the licensed biosimilar products.

In January and February 2023, the Senior Bond Warrant (i.e., penny warrants) holders elected to exercise their warrants. As a result, 2,479,962 ordinary shares were issued in exchange for the exercising of the penny warrants. The Company received an immaterial amount of cash and recognized the transaction as an extinguishment of the derivative financial liabilities. The difference between the fair value of the equity issued and the carrying value of the derivative financial liabilities was recognized in the consolidated statement of profit or loss and other comprehensive income or loss.

From January through March 2023, holders of the OACB Warrants exercised their warrant rights for an exercise price of $11.50 for the rights to one ordinary share per warrant. The exercises resulted in the issuance of 551,261 ordinary shares and cash proceeds of $6.3 million. The Company recognized the transaction as an extinguishment of the derivative financial liabilities. The difference between the fair value of the equity issued and the carrying value of the derivative financial liabilities was recognized in the consolidated statements of profit or loss and other comprehensive income or loss. See Note 22 for further information.

In March 2023, Alvotech provided BiosanaPharma (“Biosana”) a notice of termination for the global licensing agreement between the two companies covering the co-development of AVT23, a proposed biosimilar to Xolair® (omalizumab). See Note 11 for further information.

In April 2023, Alvotech received from the US Food and Drug Administration (FDA) a complete response letter (CRL) for the Company’s Biologics License Application (BLA) for AVT02, a high-concentration biosimilar candidate for Humira® (adalimumab). On 28 June 2023, Alvotech announced that the FDA has issued a CRL for Alvotech’s BLA for AVT02, which contained data to support approval as a high-concentration biosimilar and additional information to support the interchangeability designation. The CRLs noted that certain deficiencies, which were conveyed following the FDA’s reinspection of the company’s Reykjavik facility that concluded in March 2023, must be satisfactorily resolved before the application can be approved.

On 19 May 2023, Alvotech entered into termination agreements with STADA Arzneimittel AG (“STADA”) to terminate the license and supply agreements between Alvotech and STADA pertaining to Alvotech’s product candidates AVT03, a biosimilar candidate to Prolia® / Xgeva® (denosumab), AVT05, a biosimilar candidate to Simponi® and Simponi Aria® (golimumab) and AVT16, a proposed biosimilar to Entyvio® (vedolizumab). Pursuant to the terms of the termination agreements, Alvotech repaid the aggregate amount of $18.9 million in July 2023 that Alvotech had previously received from STADA under the terminated agreements.

On 22 May 2023, Alvotech entered into a master license and supply agreement with Advanz with respect to the supply and commercialization in Europe of AVT05, a biosimilar candidate to Simponi® and Simponi Aria® (golimumab), AVT16, a proposed biosimilar to Entyvio® (vedolizumab), and three additional early-stage, undisclosed biosimilar candidates (each, a “Product Schedule”). Under the terms of the agreements with Advanz, Alvotech will develop the product candidates and provide the dossier of data, information and know-how relating to the relevant product candidate to Advanz. Alvotech retains full ownership of all intellectual property rights in the product candidates and the dossiers. Advanz has an exclusive right to use the dossiers to apply for, and, subject to grant, maintain regulatory approvals for the products and to commercialize them in the European Economic Area, the United Kingdom and Switzerland. Advanz made upfront payments in the aggregate amount of $61.0 million at signing of the Product Schedules and agreed to make additional payments for an aggregate amount of up to $287.5 million upon the achievement of certain development and commercial milestones. Alvotech will manufacture, supply and deliver the product to Advanz and Advanz will exclusively buy the relevant biosimilar candidate from Alvotech at a royalty of approximately 40% of the estimated net selling price or an agreed-upon applicable floor price, whichever is higher, for the duration of the relevant Product Schedule.

On 12 June 2023, Alvotech announced a settlement and license agreement with Johnson & Johnson concerning AVT04, Alvotech’s proposed biosimilar to Stelara® (ustekinumab) in the United States. The settlement grants a license entry date for AVT04 in the United States no later than 21 February 2025.